As filed with the Securities and Exchange Commission on February 20, 2007

Registration No. 2-75677

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Westcore Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PLEASE CAST YOUR VOTE TODAY

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN
WESTCORE FUNDS
1625 Broadway, Suite 2200
Denver CO  80202

Dear Shareholder:

Recently, we distributed proxy materials regarding a special meeting being held for your fund.  The meeting, originally scheduled for February 13, 2007, has been adjourned to March 27, 2007, with respect to the vote on the fundamental investment limitations of your fund.  To date, our records indicate that we have not received your voting instructions.  Your vote is important no matter how many shares you own.  We urge you to act promptly so that we can obtain a sufficient number of votes and avoid the costs of additional solicitation.

EVERY VOTE COUNTS!

A shareholder may think his or her vote is not important to the outcome; however there are many investors just as you whose vote is vital to the outcome of the Meeting.  WE URGE YOU TO VOTE YOUR PROXY NOW.

Another copy of your ballot(s) has been enclosed with this letter for your convenience.  Should you have any questions regarding this information, please call the toll-free number 1-800-305-6377 extension 112.

After careful review and consideration by the Board of Trustees of the Fund, they have approved all proposals and believe they are in the best interests of each of the Fund’s shareholders. Accordingly they recommend you vote in favor of all proposals.

For your convenience, please utilize one of the following easy methods listed to register your vote:

1. Vote by Phone. You may simply call the toll-free number found on the enclosed proxy card.

2. Vote Through the Internet. Log on to www.proxyvote.com and follow the instructions on the website.

3. Vote by Mail. You may cast your vote by signing and dating the enclosed proxy card. Please insert it in the postage-paid envelope provided.

DON’T HESITATE, PLEASE VOTE TODAY.

This material must be accompanied or preceded by a prospectus, which contains this and other important information about the Fund(s). Please read the prospectus carefully before investing.  Westcore Funds are distributed by ALPS Distributors, Inc.

OBO

WES000429
03012007

PLEASE CAST YOUR VOTE TODAY

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN
WESTCORE FUNDS
1625 Broadway, Suite 2200
Denver CO  80202

Dear Shareholder:

Recently, we distributed proxy materials regarding a special meeting being held for your fund.  The meeting, originally scheduled for February 13, 2007, has been adjourned to March 27, 2007, with respect to the vote on the fundamental investment limitations of your fund.  To date, our records indicate that we have not received your voting instructions.  Your vote is important no matter how many shares you own.  We urge you to act promptly so that we can obtain a sufficient number of votes and avoid the costs of additional solicitation.

EVERY VOTE COUNTS!

A shareholder may think his or her vote is not important to the outcome; however there are many investors just as you whose vote is vital to the outcome of the Meeting.  WE URGE YOU TO VOTE YOUR PROXY NOW.

Another copy of your ballot(s) has been enclosed with this letter for your convenience.  Should you have any questions regarding this information, please call the toll-free number 1-800-305-6377.

After careful review and consideration by the Board of Trustees of the Fund, they have approved all proposals and believe they are in the best interests of each of the Fund’s shareholders. Accordingly they recommend you vote in favor of all proposals.

For your convenience, please utilize one of the following easy methods listed to register your vote:

1. Vote by Phone. You may simply call the toll-free number found on the enclosed proxy card.

2. Vote Through the Internet. Log on to www.proxyvote.com and follow the instructions on the website.

3. Vote by Mail. You may cast your vote by signing and dating the enclosed proxy card. Please insert it in the postage-paid envelope provided.

DON’T HESITATE, PLEASE VOTE TODAY.  As the date of the Meeting moves closer and we still have not received your proxy, you may receive a call from The Altman Group, the Fund’s proxy solicitor, reminding you to exercise your voting rights.

This material must be accompanied or preceded by a prospectus, which contains this and other important information about the Fund(s). Please read the prospectus carefully before investing.  Westcore Funds are distributed by ALPS Distributors, Inc.

NOBO

PLEASE CAST YOUR VOTE TODAY

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN
WESTCORE FUNDS
1625 Broadway, Suite 2200
Denver CO  80202

Dear Shareholder:

Recently, we distributed proxy materials regarding a special meeting being held for your fund.  The meeting, originally scheduled for February 13, 2007, has been adjourned to March 27, 2007, with respect to the vote on the fundamental investment limitations of your fund.  To date, our records indicate that we have not received your voting instructions.  Your vote is important no matter how many shares you own.  We urge you to act promptly so that we can obtain a sufficient number of votes and avoid the costs of additional solicitation.

EVERY VOTE COUNTS!

A shareholder may think his or her vote is not important to the outcome; however there are many investors just as you whose vote is vital to the outcome of the Meeting.  WE URGE YOU TO VOTE YOUR PROXY NOW.

Another copy of your ballot(s) has been enclosed with this letter for your convenience.  Should you have any questions regarding this information, please call the toll-free number 1-800-305-6377.

After careful review and consideration by the Board of Trustees of the Fund, they have approved all proposals and believe they are in the best interests of each of the Fund’s shareholders. Accordingly they recommend you vote in favor of all proposals.

For your convenience, please utilize one of the following easy methods listed to register your vote:

1. Vote by Phone. You may simply call the toll-free number found on the enclosed proxy card.

2. Vote Through the Internet. Log on to www.myproxyonline.com and follow the instructions on the website.

3. Vote by Mail. You may cast your vote by signing and dating the enclosed proxy card. Please insert it in the postage-paid envelope provided.

DON’T HESITATE, PLEASE VOTE TODAY.  As the date of the Meeting moves closer and we still have not received your proxy, you may receive a call from The Altman Group, the Fund’s proxy solicitor, reminding you to exercise your voting rights.

This material must be accompanied or preceded by a prospectus, which contains this and other important information about the Fund(s). Please read the prospectus carefully before investing.  Westcore Funds are distributed by ALPS Distributors, Inc.

REG